Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Samson STRONG Nations Currency Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 20, 2015 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2014

This supplement amends the Prospectus, Summary Prospectus and SAI for the Samson STRONG Nations Currency Fund (the “Fund”) dated December 29, 2014, as previously supplemented.

On October 30, 2015, Samson Capital Advisors LLC (“Samson”) completed the previously-announced sale of 100% of its equity to Fiera Capital Corporation (the “Transaction”) and became an indirect, wholly-owned subsidiary of Fiera Capital Corporation.  At a special meeting held on May 27, 2015, shareholders of the Fund voted to approve a new investment advisory agreement between Samson and the Trust, on behalf of the Fund, which became effective upon completion of the Transaction.  Effective immediately, the name of the Fund will be Fiera STRONG Nations Currency Fund.

As part of the Transaction, on November 9, 2015, all of Samson’s advisory business was assumed by and combined with Fiera Capital Inc., an existing SEC-registered investment adviser and also an indirect, wholly-owned subsidiary of Fiera Capital Corporation.  Accordingly, effective November 9, 2015, all references to “Samson Capital Advisors LLC” are hereby replaced with “Fiera Capital Inc.” in the Prospectus and SAI.

The following disclosures are hereby revised to reflect the Transaction:

Prospectus

Page 13 – “Management of the Fund – The Adviser” – the first paragraph is replaced with the following:

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Fiera Capital Inc., located at 600 Lexington Avenue, 20th Floor, New York, New York 10022.  The Adviser is registered as an investment adviser with the SEC.  The Adviser is an indirect, wholly-owned subsidiary of Fiera Capital Corporation.  As of November 9, 2015, the Adviser managed approximately $10 billion in assets.  Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees.  For the fiscal year ended August 31, 2014, the Adviser received management fees of 0.50% (net of fee waivers) of the Fund’s average daily net assets.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

SAI

Page 26 – “Management of the Fund – Investment Adviser” – the first paragraph is replaced with the following:

Investment advisory services are provided to the Fund by the Adviser, Fiera Capital Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”) approved by shareholders of the Fund on May 27, 2015 and effective October 30, 2015 following a change in control transaction involving the Fund’s prior investment adviser, Samson Capital Advisors LLC, whose advisory business was assumed by and combined with Fiera Capital Inc. on November 9, 2015.  The Adviser is an indirect, wholly-owned subsidiary of Fiera Capital Corporation.  After an initial two-year period, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI.